SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): OCTOBER 5, 2006


                         RECKSON ASSOCIATES REALTY CORP.
                                       AND
                       RECKSON OPERATING PARTNERSHIP, L.P.
             (Exact Name of Registrant as Specified in its Charter)


 RECKSON ASSOCIATES REALTY CORP.-            RECKSON ASSOCIATES REALTY CORP.-
       MARYLAND                                        11-3233650
RECKSON OPERATING PARTNERSHIP, L.P.-      RECKSON OPERATING PARTNERSHIP, L.P.-
       DELAWARE                     1-13762            11-3233647
(State or other jurisdiction   (Commission File       (IRS Employer
     of incorporation)              Number)        Identification Number)

                               625 RECKSON PLAZA
                           UNIONDALE, NEW YORK 11556
                   (Address of principal executive offices)

                                  516-506-6000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS.

     On October 5, 2006, Reckson Associates Realty Corp. ("Reckson") issued a press release announcing that it had called a special meeting of shareholders to be held at 1350 Avenue of the Americas, New York, New York at 10:30 a.m. local time on November 22, 2006 at which Reckson will seek shareholder approval of the previously announced merger agreement pursuant to which the Company will be acquired by affiliates of SL Green Realty Corp. Shareholders of record as of the close of business on October 13, 2006 will be entitled to vote at the special meeting.

     Reference is hereby made to the press release, which is attached as Exhibit
99.1 hereto, and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT NO.                    DESCRIPTION
99.1           Press Release, dated October 5, 2006

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                               RECKSON ASSOCIATES REALTY CORP.


                               By:  /s/ Michael Maturo
                                   --------------------------
                                   Name:     Michael Maturo
                                   Title:    President, Chief Financial
                                             Officer and Treasurer

                               RECKSON OPERATING PARTNERSHIP, L.P.


                               By: Reckson Associates Realty Corp., its
                                     General Partner


                               By:   /s/ Michael Maturo
                                    --------------------------
                                   Name:     Michael Maturo
                                   Title:    President, Chief Financial
                                             Officer and Treasurer

Date:  October 5, 2006

                                  EXHIBIT INDEX

EXHIBIT                                      DESCRIPTION
NUMBER
99.1           Press Release, dated October 5, 2006